UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 13, 2006


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


           Delaware                    0-27617                 48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
of incorporation)                                         Identification Number)


         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (913) 345-9315
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2006, The Management Network Group, Inc. announced its gross revenues for the quarter ended September 30, 2006. The public announcement was included in a press release, the text of which is set forth in Exhibit 99.1 hereto.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item
2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 8.01   OTHER EVENTS

On November 13, 2006, The Management Network Group, Inc. (the "Company") issued a press release announcing that its Board of Directors has appointed a Special Committee to conduct a review of the Company's historical practices regarding its stock option programs and related accounting for the period from 1999 through 2005, and announcing that in light of the Special Committee review, the Company will not be in a position to file its quarterly report on Form 10-Q for the quarter ended September 30, 2006 by the November 14, 2006 due date and does not anticipate it will be in a position to file the Form 10-Q within the five day extension period under Rule 12b-25.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits


Exhibit Number                    Description
--------------                    -----------

99.1                              Press Release dated November 13, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE MANAGEMENT NETWORK GROUP, INC.


Date:  November 13, 2006                By:   /s/ Donald E. Klumb
                                              ----------------------------------
                                              Donald E. Klumb
                                              Vice President and Chief Financial
                                                 Officer

                                  EXHIBIT INDEX



Exhibit Number         Description
--------------         -----------

99.1                   Press Release dated November 13, 2006.